UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 31, 2018

RF INDUSTRIES, LTD.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-13301 (Commission File Number)	88-0168936 (I.R.S. Employer Identification No.)

7610 Miramar Road, Bldg. 6000 San Diego, California 92126-4202 (Address of Principal Executive Offices) (858) 549-6340 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 31, 2018, RF Industries, Ltd. (the “Company”) and RAP Acquisition Inc., a New Jersey corporation (“RAP Acquisition”) entered into a stock purchase agreement (the “SPA”) under which RAP Acquisition agreed to purchase 100% of the issued and outstanding shares of Comnet Telecom Supply, Inc., a New York corporation (“Comnet Telecom”) from the Company (the “Sale”).

Comnet Telecom is a New Jersey-based manufacturer and supplier of telecommunications and data products, including fiber optics cables, cabling technologies, custom patch cord assemblies, data center consoles and other data center equipment. Comnet was one of the three subsidiaries of the Company in the Company’s “Custom Cabling Manufacturing and Assembly” segment. The Company acquired Comnet Telecom in January 2015 from Robert A. Portera, and Comnet Telecom has been a wholly-owned subsidiary of the Company since that time. Mr. Portera served as the President of Comnet Telecom during the period that Comnet Telecom was owned by the Company, and is the founder and principal of RAP Acquisition.

The closing under the SPA occurred on October 31, 2018, concurrently with the execution of the SPA. At the closing, RAP Acquisition paid the Company $4,200,000 in cash, and the Company sold, conveyed, transferred and delivered all of the issued and outstanding shares of Comnet Telecom to RAP Acquisition.

The preceding summary does not purport to be complete and is qualified in its entirety by reference the SPA, a copy of which is filed as Exhibit 10.1, and which is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

A summary of the terms of the Sale are set forth in Item 1.01 above, which information is incorporated herein by reference.

Item 8.01	Other Events.

On October 31, 2018, the Company issued a press release announcing the closing of the Sale. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

 (d)       Exhibits.

Exhibit No.	Description
10.1	Stock Purchase Agreement between RF Industries, Ltd. and RAP Acquisition Inc., dated October 31, 2018
99.1	Press Release of RF Industries, Ltd. dated October 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 31, 2018	By:	/s/ Robert Dawson
Robert Dawson
President and Chief Executive Officer